                       COHEN & STEERS REALTY SHARES, INC.

February 4, 2002

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and year ended December 31, 2001. The net asset value at that date was $44.41. In addition, a distribution of $0.76 per share (including a regular $0.56 per share distribution plus a special income distribution of $0.20 per share) was declared for shareholders of record on December 20, 2001 and was paid on December 21, 2001.

2001 INVESTMENT REVIEW

    For the quarter, Cohen & Steers Realty Shares had a total return, based on income and change in net asset value, of 3.3% compared to the NAREIT Equity REIT Index's* total return of 5.0%. For the year ended December 31, 2001, the Fund's total return was 5.7%, compared to the NAREIT Equity REIT Index's total return of 13.9%.

    In a year marred by the horrific tragedy of September 11, the deployment of U.S. troops in Afghanistan, and the challenges of the U.S. recession, REITs delivered another year of stellar absolute and relative returns. For the second year in a row, REITs outperformed stocks, which had a total return of -11.9%, as measured by the S&P 500 Index. Also for the second consecutive year, REITs outperformed bonds, which had a total return of 8.5%, as measured by the Salomon Broad Investment Grade Bond Index. Over the past two years, REITs have generated a cumulative total return of 44.0%, exceeding the S&P 500 Index by 63.9 percentage points -- the largest margin of outperformance for any two-year period since 1976-77.

    REITs were faced with a significant challenge in 2001: the first recession of the modern REIT era. By demonstrating earnings resilience relative to corporate America, REITs passed this test. While it is true that REIT earnings grew only 5%-6% this year (analysts originally expected 8%-9% growth), this performance was far superior to the earnings for the S&P 500, which fell a startling 18%. One reason for REITs' resilience in the face of flagging demand was their fundamentals: REITs entered the slowdown with high occupancies and below-market rents. This, combined with the contractual nature of many real estate leases, reduced the impact of the recession on their earnings. REIT earnings also benefited from record-low interest rates in 2001, which allowed many of them to refinance their debt (REITs issued $11.9 billion of corporate debt in 2001, the second most active year ever). REITs also proved their mettle as income generators, with most of the group continuing to increase dividends in the face of economic uncertainty. The average REIT increased its dividend 5.4%, while S&P 500 dividends declined 3.3% -- the worst such decline since 1951.

    Our relative performance in 2001 was disappointing. While we find no solace in the fact that it was a difficult year for most managers (87% of the real estate mutual funds failed to beat the NAREIT Equity REIT Index), the investment environment posed an unprecedented challenge. Strong market performance by high-yield, small-capitalization companies hurt many investment managers' relative performance, including our own. Recessions are typically harsh on lower-quality companies, and as the balance sheets, properties, corporate governance, and management of these companies tend to be poor, their stocks should have underperformed, all things being equal. However, the Federal Reserve saw to it that all things in 2001 were not equal. In an effort to stave off recession, it lowered the federal funds rate aggressively, to 1.75% from 6.50%, making the yields offered by

                       COHEN & STEERS REALTY SHARES, INC.

these REITs highly attractive. Thus, when the earnings and balance sheet issues that we thought would plague these companies never materialized -- a testament to the REIT sector's health -- investors, focusing on the high yields, drove up their share prices.

    While this was great news for these small-cap, high-yield companies, it hurt our relative performance, as our strategy emphasized high-quality companies offering high growth rates at reasonable valuations. These companies, with their lower dividend yields, underperformed the small-cap, high-yield REITs. The graph below illustrates the strong correlation in 2001 between performance and dividend yield, on the one hand, and the inverse correlation between performance and company size, on the other.

                                    [CHART]

                   NAREIT Equity REIT Index 2001 Total Return
                        by Yield & Market Capitalization

                                Total Return




            Dividend Yield                                   Market Capitalization ($Billion)
---------------------------------------              -----------------------------------------------
<6.0%    6.0%-7.4%   7.5%-8.9%    >9.0%              >$5.0       $3.0-$4.9      $1.0-$2.9      <$1.0
-----    ---------   ---------    -----              -----       ---------      ---------      -----

3.9%        9.2%       14.9%      29.8%               1.1%          6.7%          15.0%        25.7%


    With regard to our portfolio, we added value this year with our Health Care holdings. Health Care Property Investors, Nationwide Health Properties, Ventas, and Manor Care all outperformed the index substantially, reaping the benefits of their high yields, the defensive attributes of nursing-home and hospital demand, and the improvements in Medicare reimbursement. Our Regional Mall holdings also fared well, benefiting from debt refinancing; they also got a boost when investors realized that the recession was not going to hurt the sector's fundamentals as much as they had imagined. Our strategy of focusing on growth at a reasonable price resulted in meaningful weightings in economically sensitive sectors -- specifically, Office and Apartment -- which underperformed the defensive sectors, such as Shopping Center and Self Storage. As the economy slid into recession, investors questioned whether growth rates could be sustained and placed a greater value on income and on defensive sectors. The Hotel sector faced unique difficulties due to September 11; we employed a conservative strategy and eliminated these holdings due to the potentially severe and unquantifiable risks.

    As a result of their performance in 2001, REITs reaffirmed both their status as an asset class and their value as a portfolio diversifier. Both these facts should begin to draw more investors to REITs. And, if the recent addition of seven REITs to Standard & Poor's Indexes (including two to the bellwether
S&P 500 Index) is any indication, this process is well underway.

                       COHEN & STEERS REALTY SHARES, INC.


2002 INVESTMENT OUTLOOK

    Now that REITs are two years into a bull market, it is logical to ask if the advance has run its course. We don't believe it has. Since NAREIT's inception in 1971, there have been six bull markets. On average, these have lasted 36 months, resulted in price appreciation of 71%, and returned 124%. The current bull market has lasted only 22 months, resulted in price appreciation of 26%, and returned 45%. Furthermore, the most recent bull market (1995-97) ended because of overvaluation (REITs were trading at a 25% premium to net asset value, 'NAV') and a deluge of equity issuance ($26 billion was issued in 1997). Today, by contrast, REITs are still trading at a discount to NAV, and equity issuance has been modest, totaling just $4 billion last year. Finally, investors are still, at best, neutral toward REITs, as net mutual fund flows were a paltry $56 million in 2001. For these reasons, we believe the current bull market for REITs can continue. Below, we delineate our 2002 outlook, which forms the basis for our investment strategy:

     REIT EARNINGS GROWTH WILL BE MODERATE IN 2002 AND ACCELERATE IN 2003. Because leases delay the effect of changing market conditions on real estate revenue, the recession's impact on REIT earnings will be felt this year. As a result, Wall Street analysts have low expectations for cash flow growth, just 4%-5%. However, looking to 2003, we believe the building blocks are in place for growth to accelerate. Thanks to the recession, new construction has declined dramatically -- a major positive for landlords. And, thanks to record economic stimulus, the economy is beginning to show signs of improvement. Therefore, we expect the supply/demand picture for real estate to improve sometime in 2002, and we look for occupancy rates to increase, an important catalyst for accelerating growth.

     REIT VALUATION MULTIPLES SHOULD EXPAND TO REFLECT ACCELERATING GROWTH POTENTIAL IN 2003 AND BEYOND. REITs have gone through a recession, and yet they still produced positive earnings growth. This performance should finally allow REITs to earn a higher multiple for their better-than-expected earnings stability. Moreover, REIT cash flow multiples are still historically low. Therefore, we believe both that valuations already reflect the low growth expected in 2002, and that multiples can expand in anticipation of accelerating growth in 2003. What's more, dividend payout ratios are just 61% today, compared to nearly 100% ten years ago. Lower payout ratios are important, as they provide REITs with internal sources of cash with which to finance acquisitions or re-pay debt; we expect these lower payout ratios to contribute approximately 2.6% to annual growth rates in the future, a meaningful increase from the 0.9% contribution over the past ten years. The growth driven by retained cash flow, increases the proportion of growth from internal sources and, we believe, is virtually assured.

     REIT FUNDAMENTALS WILL BEGIN TO BENEFIT FROM AN IMPROVING COST OF CAPITAL. REITs have not had access to equity since 1999 due to its prohibitively high cost. If valuation multiples expand as we expect, REITs may be able to take advantage of more investment opportunities. With access to equity, REITs can blend the high cost of equity with the extremely low cost of debt to add value by investing new capital. While development is not an investment option due to current market conditions, we expect REITs to exploit opportunities to acquire properties hurt by recession-induced vacancy or to acquire properties from private owners who need to cash out partners or need to prepare for succession/estate planning.

                       COHEN & STEERS REALTY SHARES, INC.


     REIT PERFORMANCE LEADERSHIP WILL SHIFT FROM INCOME- TO GROWTH-ORIENTED SECURITIES, AND FROM DEFENSIVE TO CYCLICAL SECTORS. The outperformance by the high-yield, small-cap companies this year dramatically reduced the valuation differential separating them from their low-yield, blue-chip peers. As a result, the dividend-yield spread separating the lowest to highest yield quartiles shrunk to 310 basis points from 600 basis points. If we are correct that the economy is improving, it is likely that the factors that drove REIT performance last year, particularly the Fed's easing, will reverse to some degree this year. As a result, investors' confidence in the ability of REITs to accelerate earnings growth in 2003 may increase, which would benefit the high-quality companies we favor.

    Based on Wall Street's low expectations this year for REIT fundamentals and returns, we believe the risks to our investment outlook are low, but revolve around the demand side. While the signs of improvement in the economy are many, the timing and ultimate strength of the recovery are uncertain and will govern the recovery in demand for space.

    In terms of strategy, we have positioned the portfolio to take advantage of a rebound in the high-quality, more-economically-sensitive REITs. Currently, their valuations are compelling on several measures and, in our view, are superior to the valuations of defensive sectors, which experienced significant multiple expansion last year. This explains our overweight positions in the Office, Regional Mall, and Industrial sectors. Reverse logic underlies our rationale for having little or no allocation to the Shopping Center and Self Storage sectors, and for reducing our weighting in the Health Care sector. We also highlight that we established a modest weighting in the Hotel sector, though only after convincing ourselves that the declines in occupancy following September 11 would not impair the ability of the sector to meet financial obligations.

SUMMARY

    It has been 11 years since the last recession, providing us with a meaningful 'cycle' over which to judge the performance of modern-era REITs. The table below shows that, during that cycle, REITs delivered annualized returns of 13.6%, compared with the S&P 500's 14.4% return. While those returns are quite similar, their composition is not. Dividends accounted for 75% of REITs' total return, compared to just 26% for stocks. However, over that time, the multiples of stocks expanded, while those of REITs contracted, explaining why stocks, despite their lower dividend yields and lower earnings growth, outperformed REITs.

                    Sources of Total Return over a Cycle
                        Eleven Years ended 12/31/01


--------------------------------------------------------------
                                       REITs         Stocks
                                       -----         ------
Dividend Return                         10.2%           3.8%
--------------------------------------------------------------
Earnings Growth                          9.4%           5.3%
--------------------------------------------------------------
Multiple Change                         -6.0%           5.3%
--------------------------------------------------------------
Total Return                            13.6%          14.4%
--------------------------------------------------------------

                       COHEN & STEERS REALTY SHARES, INC.

    In an environment where equity return expectations have declined, we believe that REITs, by virtue of fulfilling a large part of the return hurdle through their high dividend yields, have become more attractive to investors. While stock multiples expanded over the past cycle, and REIT multiples contracted, we believe this trend is in the process of being reversed. In our view, these factors, combined with our fundamental outlook, should enable REITs to continue to deliver acceptable relative returns.

Sincerely,


             Martin Cohen                    Robert H. Steers
             MARTIN COHEN                    ROBERT H. STEERS
             President                       Chairman



         Cohen & Steers is online at WWW.COHENANDSTEERS.COM
    We have recently enhanced both the look and features of our website to give you more information about our company, our funds, and the REIT market in general. Check out our new interactive Asset Allocation Tool, which allows you to add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or NASDAQ Composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles, and our overall insights on the REIT market.
            So visit us today at www.cohenandsteers.com


* The NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly-traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded REITs as a whole.

                       COHEN & STEERS REALTY SHARES, INC.

PERFORMANCE REVIEW

    The investment objective of Cohen & Steers Realty Shares, Inc. is total return through investment in real estate securities. The Fund pursues its investment objective by seeking both current income and capital appreciation. Securities in the portfolio are selected by the adviser based on the outlook for various property types and regions of the country, and fundamental research on the individual companies. Among the investment criteria applied to individual companies are organizational structure, management depth, track record of profitability, balance sheet strength and growth potential.

    Unlike corporate America, whose profits were pummeled by the recession, REIT earnings grew solidly in 2001, due, in large part, to the relatively strong fundamentals and defensive attributes of real estate. As a result, REITs delivered excellent absolute and relative returns this past year, outperforming both stocks and bonds. The Fund shared in this outperformance, beating the S&P 500 by a wide margin and adding value both with its Health Care holdings, which reaped the benefits of their high yields, defensive characteristics, and the improvements in Medicare reimbursement, and with its Regional Mall holdings, which benefited from debt refinancing and better-than-expected earnings growth. However, the Fund underperformed its benchmark due to the unexpectedly strong performance of high-yield, small-capitalization REITs. These stocks outperformed the REIT universe because the Federal Reserve, in cutting interest rates aggressively, made their yields attractive to investors. With its emphasis on high-quality REITs, which tend to have lower yields, the Fund did not participate in this sector's strong performance.



----------------------------------------------------------------------------------
                                              Average Annual Total Returns
                                             For Periods Ended Dec. 31, 2001
----------------------------------------------------------------------------------
                                 1 Year      5 Years      Since Inception (7/2/91)
----------------------------------------------------------------------------------
    Fund                          5.70%        6.41%              12.67%
----------------------------------------------------------------------------------
    NAREIT EQUITY'D'             13.93%        6.38%              12.03%
----------------------------------------------------------------------------------
    S&P 500'D'                  -11.88%       10.71%              13.50%
----------------------------------------------------------------------------------

                                  [CHART]


Growth of a $10,000 Investment
Since Inception


                                        7/2/91*      12/31/91      12/31/92     12/31/93    12/31/94     12/31/95     12/31/96
                                       --------      --------      --------     --------    --------     --------     --------
Cohen & Steers Realty Shares           $ 10,000      $ 10,800      $ 12,969     $ 15,402    $ 16,682     $ 18,537     $ 25,651
NAREIT Equity REIT Index'D'            $ 10,000      $ 10,970      $ 12,571     $ 15,041    $ 15,518     $ 17,888     $ 24,196
S&P 500'D'                             $ 10,000      $ 11,213      $ 12,066     $ 13,280    $ 13,455     $ 18,511     $ 22,758

                                        12/31/97     12/31/98      12/31/99     12/31/00    12/31/01
                                        --------     --------      --------     --------    --------
Cohen & Steers Realty Shares           $ 31,077      $ 25,462      $ 26,146     $ 33,108    $ 34,997
NAREIT Equity REIT Index'D'            $ 29,098      $ 24,005      $ 22,896     $ 28,933    $ 32,964
S&P 500'D'                             $ 30,351      $ 39,026      $ 47,234     $ 42,941    $ 37,835


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

 *  Commencement of operations.

'D' The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. The Fund's performance assumes the reinvestment of all dividends and distributions. The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole. The S&P 500 Index is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance. For more information, including charges and expenses, please read the prospectus carefully before you invest.

                       COHEN & STEERS REALTY SHARES, INC.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2001

                                                                     NUMBER         VALUE
                                                                    OF SHARES      (NOTE 1)
                                                                    ---------   --------------
EQUITIES                                                  98.53%
  APARTMENT/RESIDENTIAL                                   17.54%
        Apartment Investment & Management Co. -- Class A.........     452,600   $   20,697,398
        Archstone-Smith Trust....................................   3,111,230       81,825,349
        AvalonBay Communities....................................   1,610,000       76,169,100
        Equity Residential Properties Trust......................   1,487,600       42,708,996
        Essex Property Trust.....................................     444,300       21,952,863
                                                                                --------------
                                                                                   243,353,706
                                                                                --------------
  HEALTH CARE                                              7.01%
        Health Care Property Investors...........................     969,100       35,091,111
        Nationwide Health Properties.............................   1,968,300       36,787,527
        Ventas...................................................   2,206,800       25,378,200
                                                                                --------------
                                                                                    97,256,838
                                                                                --------------
  HOTEL                                                    2.25%
        FelCor Lodging Trust.....................................     447,700        7,481,067
        Host Marriott Corp. .....................................   1,165,600       10,490,400
        Starwood Hotels & Resorts Worldwide......................     441,800       13,187,730
                                                                                --------------
                                                                                    31,159,197
                                                                                --------------
  INDUSTRIAL                                               9.92%
        AMB Property Corp. ......................................   2,199,700       57,192,200
        ProLogis Trust...........................................   3,741,500       80,479,665
                                                                                --------------
                                                                                   137,671,865
                                                                                --------------
  OFFICE                                                  38.69%
        Arden Realty.............................................   2,436,500       64,567,250
        Boston Properties........................................   2,610,200       99,187,600
        *Brookfield Properties Corp. ............................   2,387,400       41,561,876
        CarrAmerica Realty Corp. ................................   1,364,900       41,083,490
        Crescent Real Estate Equity Co. .........................     503,000        9,109,330
        Equity Office Properties Trust...........................   3,219,013       96,827,911
        Mack-Cali Realty Corp. ..................................     698,700       21,673,674
        SL Green Realty Corp. ...................................   1,195,200       36,704,592
        Vornado Realty Trust.....................................   3,026,700      125,910,720
                                                                                --------------
                                                                                   536,626,443
                                                                                --------------

                See accompanying notes to financial statements.

                       COHEN & STEERS REALTY SHARES, INC.

                               DECEMBER 31, 2001

                                                                     NUMBER         VALUE
                                                                    OF SHARES      (NOTE 1)
                                                                    ---------   --------------
  OFFICE/INDUSTRIAL                                         5.58%
        Kilroy Realty Corp. .....................................   1,076,800   $   28,287,536
        Liberty Property Trust...................................     310,600        9,271,410
        Reckson Associates Realty Corp. .........................   1,703,200       39,786,752
                                                                                --------------
                                                                                    77,345,698
                                                                                --------------
  SHOPPING CENTER                                          17.54%
      COMMUNITY CENTER                                      0.96%
        Developers Diversified Realty Corp. .....................     698,000       13,331,800
                                                                                --------------
      OUTLET CENTER                                         1.53%
        Chelsea Property Group...................................     431,000       21,162,100
                                                                                --------------
      REGIONAL MALL                                        15.05%
        CBL & Associates Properties..............................     759,300       23,917,950
        General Growth Properties................................   1,810,800       70,259,040
        Rouse Co. ...............................................   1,028,900       30,136,481
        Simon Property Group.....................................   2,628,100       77,082,173
        Taubman Centers..........................................     496,700        7,375,995
                                                                                --------------
                                                                                   208,771,639
                                                                                --------------
        TOTAL SHOPPING CENTER....................................                  243,265,539
                                                                                --------------
             TOTAL EQUITIES (Identified cost --$1,150,088,683)...                1,366,679,286
                                                                                --------------

                                                                   PRINCIPAL
                                                                     AMOUNT
                                                                   ----------
  COMMERCIAL PAPER                                         0.51%
        Tyco Capital Corp., 1.62%, due 01/02/02
           (Identified cost -- $7,137,679)......................   $7,138,000        7,137,679
                                                                                --------------
TOTAL INVESTMENTS (Identified cost -- $1,157,226,362) ... 99.04%                 1,373,816,965
OTHER ASSETS IN EXCESS OF LIABILITIES ...................  0.96%                    13,274,345
                                                          ------                --------------

NET ASSETS (Equivalent to $44.41 per share based on 31,235,496
  shares of capital stock outstanding) ................  100.00%                $1,387,091,310
                                                         -------                --------------
                                                         -------                --------------

-------------------
 * Brookfield Properties Corp. is a Canadian company listed on the Toronto and New York Stock Exchanges. The Toronto Stock Exchange is deemed the principal exchange for valuation purposes. The market value of the Fund's position in Canadian dollars on December 31, 2001 was $66,178,728 based on an exchange rate of 1 Canadian dollar to 0.62802 U.S. dollars.

                See accompanying notes to financial statements.

                       COHEN & STEERS REALTY SHARES, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001

ASSETS:
    Investments in securities, at value (Identified
       cost -- $1,157,226,362) (Notes 1 and 6)..............  $1,373,816,965
    Cash....................................................             118
    Dividends receivable....................................       9,071,169
    Receivable for investment securities sold...............       7,485,394
    Receivable for fund shares sold.........................       3,030,733
    Other assets............................................          90,285
                                                              --------------
         Total Assets.......................................   1,393,494,664
                                                              --------------
LIABILITIES:
    Payable for fund shares redeemed........................       2,916,220
    Payable for investment securities purchased.............       2,122,188
    Payable to investment adviser...........................         997,602
    Payable to administrator................................         137,289
    Other liabilities.......................................         230,055
                                                              --------------
         Total Liabilities..................................       6,403,354
                                                              --------------
NET ASSETS applicable to 31,235,496 shares of $0.001 par
    value common stock
    outstanding (Note 5)....................................  $1,387,091,310
                                                              --------------
                                                              --------------
NET ASSET VALUE PER SHARE:
    ($1,387,091,310[div]31,235,496 shares outstanding)......  $        44.41
                                                              --------------
                                                              --------------
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 5).........................  $1,227,167,726
    Accumulated net realized loss on investments............     (56,667,019)
    Net unrealized appreciation on investments..............     216,590,603
                                                              --------------
                                                              $1,387,091,310
                                                              --------------
                                                              --------------

                See accompanying notes to financial statements.

                       COHEN & STEERS REALTY SHARES, INC.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

Investment Income (Note 1):
    Dividend income (net of $120,174 of foreign withholding
       tax).................................................  $ 83,274,108
    Interest income.........................................     1,384,250
                                                              ------------
         Total Income.......................................    84,658,358
                                                              ------------
Expenses:
    Investment advisory fees (Note 2).......................    11,364,417
    Administration and transfer agent fees (Note 2).........     2,305,934
    Reports to shareholders.................................       234,110
    Professional fees.......................................       146,581
    Custodian fees and expenses.............................       146,160
    Line of credit fees (Note 8)............................       160,957
    Registration and filing fees............................        49,161
    Directors' fees and expenses (Note 2)...................        32,994
    Miscellaneous...........................................       127,188
                                                              ------------
         Total Expenses.....................................    14,567,502
                                                              ------------
    Reduction of Expenses (Note 7)..........................       (26,997)
                                                              ------------
         Net Expenses.......................................    14,540,505
                                                              ------------
Net Investment Income.......................................    70,117,853
                                                              ------------
Net Realized and Unrealized Gain/(Loss) on Investments:
    Net realized loss on investments........................   (16,394,526)
    Net realized gain on in-kind redemptions (Notes 1 and
       5)...................................................       960,413
    Net change in unrealized appreciation on investments....    15,965,248
                                                              ------------
         Net realized and unrealized gain/(loss) on
            investments.....................................       531,135
                                                              ------------
Net Increase in Net Assets Resulting from Operations........  $ 70,648,988
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.

                       COHEN & STEERS REALTY SHARES, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                       FOR THE             FOR THE
                                                     YEAR ENDED          YEAR ENDED
                                                  DECEMBER 31, 2001   DECEMBER 31, 2000
                                                  -----------------   -----------------
Change in Net Assets:
    From Operations:
         Net investment income..................   $   70,117,853      $   67,409,455
         Net realized gain/(loss) on
            investments.........................      (15,434,113)          9,208,703
         Net change in unrealized
            appreciation/(depreciation) on
            investments.........................       15,965,248         195,429,097
                                                   --------------      --------------
              Net increase in net assets
                resulting from operations.......       70,648,988         272,047,255
                                                   --------------      --------------
    Dividends and Distributions to Shareholders
       from (Note 1 and 4):
         Net investment income..................      (53,007,084)        (56,521,091)
         Tax return of capital..................      (16,004,854)         (9,761,595)
                                                   --------------      --------------
              Total dividends and distributions
                to shareholders.................      (69,011,938)        (66,282,686)
                                                   --------------      --------------
    Capital Stock Transactions (Note 5):
         Increase/(Decrease) in net assets from
            Fund share transactions.............       76,460,836        (361,764,868)
                                                   --------------      --------------
              Total increase/(decrease) in net
                assets..........................       78,097,886        (156,000,299)
Net Assets:
    Beginning of year...........................    1,308,993,424       1,464,993,723
                                                   --------------      --------------
    End of year.................................   $1,387,091,310      $1,308,993,424
                                                   --------------      --------------
                                                   --------------      --------------

                See accompanying notes to financial statements.

                       COHEN & STEERS REALTY SHARES, INC.

                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                                   FOR THE YEAR ENDED DECEMBER 31,
                                                         ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                           2001       2000       1999       1998       1997
--------------------------------                         --------   --------   --------   --------   --------
Net asset value, beginning of year.....................  $  44.26   $  36.91   $  37.98   $  50.18   $  45.09
                                                         --------   --------   --------   --------   --------
Income from investment operations:
    Net investment income..............................      2.31       2.28       2.01       1.97       1.87
    Net realized and unrealized gain/(loss) on
      investments......................................      0.11       7.31      (1.10)    (10.89)      7.40
                                                         --------   --------   --------   --------   --------
        Total from investment operations...............      2.42       9.59       0.91      (8.92)      9.27
                                                         --------   --------   --------   --------   --------
Less dividends and distributions to shareholders from:
    Net investment income..............................     (1.74)     (1.91)     (1.69)     (1.59)     (1.88)
    Net realized gain on investments...................        --         --         --      (1.56)     (2.30)
    Tax return of capital..............................     (0.53)     (0.33)     (0.29)     (0.13)        --
                                                         --------   --------   --------   --------   --------
        Total dividends and distributions to
          shareholders.................................     (2.27)     (2.24)     (1.98)     (3.28)     (4.18)
                                                         --------   --------   --------   --------   --------
        Net increase/(decrease) in net asset value.....      0.15       7.35      (1.07)    (12.20)      5.09
                                                         --------   --------   --------   --------   --------
Net asset value, end of year...........................  $  44.41   $  44.26   $  36.91   $  37.98   $  50.18
                                                         --------   --------   --------   --------   --------
                                                         --------   --------   --------   --------   --------
-------------------------------------------------------------------------------------------------------------
Total investment return................................      5.70%     26.63%      2.68%    -18.07%     21.16%
                                                         --------   --------   --------   --------   --------
                                                         --------   --------   --------   --------   --------
-------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
-------------------------
    Net assets, end of year (in millions).............   $1,387.1   $1,309.0   $1,465.0   $1,933.3   $3,433.0
                                                         --------   --------   --------   --------   --------
                                                         --------   --------   --------   --------   --------
    Ratio of expenses to average daily net assets
      (before expense reduction).......................      1.09%      1.07%      1.07%      1.04%      1.06%
                                                         --------   --------   --------   --------   --------
                                                         --------   --------   --------   --------   --------
    Ratio of expenses to average daily net assets
      (net of expense reduction).......................      1.09%      1.07%      1.06%      1.03%      1.05%
                                                         --------   --------   --------   --------   --------
                                                         --------   --------   --------   --------   --------
    Ratio of net investment income to average daily net
      assets (before expense reduction)................      5.24%      5.39%      5.15%      4.23%      4.02%
                                                         --------   --------   --------   --------   --------
                                                         --------   --------   --------   --------   --------
    Ratio of net investment income to average daily net
      assets (net of expense reduction)................      5.24%      5.39%      5.16%      4.24%      4.04%
                                                         --------   --------   --------   --------   --------
                                                         --------   --------   --------   --------   --------
    Portfolio turnover rate............................     44.52%     33.49%     21.34%     30.18%     40.44%
                                                         --------   --------   --------   --------   --------
                                                         --------   --------   --------   --------   --------

                See accompanying notes to financial statements.

                       COHEN & STEERS REALTY SHARES, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Realty Shares, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on April 26, 1991 and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting year. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotation Bureau, or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

    Unrealized gains and losses on securities which result from changes in foreign exchange rates, as well as changes in market prices of securities, are included in unrealized appreciation/(depreciation) on investments.

    Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost, which approximates value.

                       COHEN & STEERS REALTY SHARES, INC.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly. Distributions to shareholders are recorded on the ex-dividend date. Dividends will automatically be reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

    A portion of the Fund's dividend may consist of amounts in excess of net investment income derived from non-taxable components of the dividends from the Fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net income and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations, which may differ from generally accepted accounting principles.

    Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Adviser') serves as the Fund's investment adviser pursuant to an investment advisory agreement (the 'Advisory Agreement'). Under the terms of the Advisory Agreement, the Adviser provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. For the services provided to the Fund, the Adviser receives a monthly fee in an amount equal to 1/12th of 0.85% for the first $2.5 billion and 1/12th of 0.75% thereafter of the average daily net assets of the Fund. For the year ended December 31, 2001, the Fund incurred $11,364,417 in advisory fees.

    Administration Fees: The Fund has entered into an administration agreement with the Adviser under which the Adviser performs certain administrative functions for the Fund and receives a fee of 0.02% of the Fund's average daily assets. For the year ended December 31, 2001, the Fund paid the Adviser $266,320 fees under this administration agreement.

    Directors' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the Adviser. None of the directors and officers so affiliated received compensation from the Fund for their services as directors of the Fund. For the year ended December 31, 2001, fees and related expenses accrued for non-affiliated directors totaled $32,994.

                       COHEN & STEERS REALTY SHARES, INC.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2001 totaled $579,689,109 and $578,757,542, respectively.

NOTE 4. INCOME TAXES

    The Fund had a return of capital of $16,004,854 ($0.53 per share) for the year ended December 31, 2001, which has been deducted from paid-in capital. The remaining distributions during the year were all treated as ordinary income for federal income tax purposes. Short-term capital gains are reflected in the financial statements as realized gains on investments but are typically reclassified as ordinary income for tax purposes.

    At December 31, 2001, the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

Aggregate cost...................................  $1,139,107,617
                                                   --------------
Gross unrealized appreciation....................  $  234,709,348
Gross unrealized depreciation....................  $            0
                                                   --------------
Net unrealized appreciation......................  $  234,709,348
                                                   --------------
                                                   --------------

    Net investment income and net realized gains differ for financial state and tax purposes primarily due to treatments of return of capital and capital gain distributions received by the Fund on portfolio securities and gain on redemption in-kind. To the extent such differences are permanent in nature, such amounts are reclassified within the capital accounts. During the year ended December 31, 2001, the Fund decreased undistributed net investment income by $17,110,769, decreased accumulated net realized loss on investments sold by $16,110,758 and increased paid-in capital by $1,000,011. Short-term capital gains are reflected in the financial statements as realized gains on investments but are typically reclassified as ordinary income for tax purposes.

    At December 31, 2001, the Fund had tax basis capital losses, which may be carried over to offset future capital gains, as follows:

Capital loss carryovers expiring in:
    2007...........................................  $50,948,490
    2008...........................................   21,287,498
    2009...........................................    2,549,775
                                                     -----------
                                                     $74,785,763
                                                     -----------
                                                     -----------

                       COHEN & STEERS REALTY SHARES, INC.

NOTE 5. CAPITAL STOCK

    The Fund is authorized to issue 200 million shares of capital stock at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

                                       FOR THE                       FOR THE
                                     YEAR ENDED                    YEAR ENDED
                                  DECEMBER 31, 2001             DECEMBER 31, 2000
                             ---------------------------   ---------------------------
                               SHARES         AMOUNT         SHARES         AMOUNT
                             -----------   -------------   -----------   -------------
Sold.......................   10,165,307   $ 451,869,058    12,604,247   $ 504,992,330
Issued as Reinvestment of
  dividends................    1,441,901      62,437,137     1,417,346      57,914,515
Redeemed...................   (9,872,056)   (434,557,914)  (14,884,573)   (596,487,980)
Redeemed in-kind*..........      (73,992)     (3,287,445)   (9,255,864)   (328,183,733)
                             -----------   -------------   -----------   -------------
Net increase/(decrease)....    1,661,160   $  76,460,836   (10,118,844)  $(361,764,868)
                             -----------   -------------   -----------   -------------
                             -----------   -------------   -----------   -------------

---------

   * Certain Fund shareholders who met the minimum investment requirements of Cohen & Steers Institutional Realty Shares, Inc. were permitted to redeem shares of the Fund in-kind and make subsequent in-kind purchases in Cohen & Steers Institutional Realty Shares, Inc.

NOTE 6. INVESTMENTS IN AFFILIATES

    The market value of investments in affiliates (as defined in the Investment Company Act of 1940, 'Affiliated Companies' are those in which the Fund holds 5% or more of the outstanding voting securities) at December 31, 2001 totaled $0.

    Affiliates, their investment income, and gain/(loss) from sales of affiliates during the year ended December 31, 2001 are as follows (in thousands):

                                     BEGINNING   PURCHASE    SALE    ENDING   PURCHASE    SALES    GAIN/(LOSS)   DIVIDEND
EQUITIES                              SHARES      SHARES    SHARES   SHARES     COST      COST      ON SALES      INCOME
--------                             ---------   --------   ------   ------   --------   -------   -----------   --------
*Nationwide Health Properties......    2,572       136        740    1,968     $2,429    $15,058     $(2,774)     $3,963
*Ventas............................    3,608        --      1,401    2,207         --      6,822       4,249       2,030
                                                                               ------    -------     -------      ------
                                                                               $2,429    $21,880     $ 1,475      $5,993
                                                                               ------    -------     -------      ------
                                                                               ------    -------     -------      ------

-----------
*As of December 31, 2001, no longer an affiliate.

NOTE 7. DIRECTED BROKERAGE ARRANGEMENTS

    The Adviser has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended December 31, 2001, the Fund's expenses were reduced by $26,997 under this arrangement.

                       COHEN & STEERS REALTY SHARES, INC.

NOTE 8. BORROWINGS

    The Fund, in conjunction with Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Special Equity Fund, Inc., and Cohen & Steers Equity Income Fund, Inc. has entered into a $200,000,000 Credit Agreement (the 'Credit Agreement') with Fleet National Bank, as Administrative Agent, State Street Bank and Trust Company, as Operations Agent, and the Lenders identified in the Credit Agreement.

    During the year ended December 31, 2001, the Fund had no loans outstanding. For the year ended December 31, 2001, the Fund paid commitment fees of $160,957.

                       COHEN & STEERS REALTY SHARES, INC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Cohen & Steers Realty Shares, Inc.:

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Realty Shares, Inc. (the 'Fund') at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


                                                    PricewaterhouseCoopers LLP



New York, New York
February 4, 2002

                       COHEN & STEERS REALTY SHARES, INC.

                        INFORMATION ABOUT FUND DIRECTORS

                                                                                                       NUMBER OF
                                                                                                       PORTFOLIOS
                                                                                                        OVERSEEN
                                                                                                       WITHIN THE
                             POSITION(S) HELD      TERM OF      LENGTH OF    PRINCIPAL OCCUPATION(S)      FUND
  NAME, ADDRESS AND AGE         WITH FUND          OFFICE      TIME SERVED   DURING PAST FIVE YEARS     COMPLEX
-------------------------   ------------------   -----------   -----------   -----------------------   ----------
Robert H. Steers ........   Director, Chairman   Until next       Since      Chairman of Cohen &           6
757 Third Avenue              and Secretary      election of    Inception    Steers Capital
New York, New York                                Directors                  Management, Inc., the
Age: 48                                                                      Fund's Investment
                                                                             Manager.

Martin Cohen ............       Director,        Until next       Since      President of Cohen &          6
757 Third Avenue              President and      election of    Inception    Steers Capital
New York, New York              Treasurer         Directors                  Management, Inc., the
Age: 52                                                                      Fund's Investment
                                                                             Manager.

Gregory C. Clark ........        Director        Until next       Since      Private Investor. Prior       6
376 Mountain Laurel Drive                        election of    Inception    thereto, President of
Aspen, Colorado                                   Directors                  Wellspring Management
Age: 54                                                                      Group (investment
                                                                             advisory firm).

Bonnie Cohen ............        Director        Until next      2001 to     Consultant. Prior             6
1824 Phelps Place, N.W.                          election of     Present     thereto, Undersecretary
Washington, D.C.                                  Directors                  of State, United States
Age: 59                                                                      Department of State.

George Grossman .........        Director        Until next       Since      Attorney-at-law.              6
17 Elm Place                                     election of    Inception
Rye, New York                                     Directors
Age: 47

Richard J. Norman .......        Director        Until next      2001 to     Private Investor. Prior       6
7520 Hackamore Drive                             election of     Present     thereto, Investment
Potomac, Maryland                                 Directors                  Representative of
Age: 58                                                                      Morgan Stanley Dean
                                                                             Witter.

Willard H. Smith, Jr. ...        Director        Until next      1996 to     Board member of Essex         6
5208 Renaissance Avenue                          election of     Present     Property Trust, Inc.,
San Diego, California                             Directors                  Highwoods Properties,
Age: 64                                                                      Inc., Realty Income
                                                                             Corporation and Willis
                                                                             Lease Finance
                                                                             Corporation. Managing
                                                                             director at Merrill
                                                                             Lynch & Co., Equity
                                                                             Capital Markets
                                                                             Division from 1983 to
                                                                             1995

                          COHEN & STEERS REALTY SHARES, INC.

                    MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:



             FOR HIGH CURRENT INCOME:                                 FOR TOTAL RETURN:

                  COHEN & STEERS                                     COHEN & STEERS
                EQUITY INCOME FUND                                    REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN REITS

      A, B, C AND I SHARES AVAILABLE                      SYMBOL: CSRSX

      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX


             FOR CAPITAL APPRECIATION:                                 FOR TOTAL RETURN:

                 COHEN & STEERS                                         COHEN & STEERS
               SPECIAL EQUITY FUND                                INSTITUTIONAL REALTY SHARES

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF COMPANIES ENGAGED IN THE REAL ESTATE OR          CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      RELATED INDUSTRIES                                  REITS

      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              OFFERS LOW TOTAL EXPENSE RATIO

      SYMBOL: CSSPX                                       HIGHER MINIMUM PURCHASE REQUIRED

                                                          SYMBOL: CSRIX

                         FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND,
                           OR TO OBTAIN A PROSPECTUS, PLEASE CONTACT US AT:
                                1-800-330-REIT, OR VISIT OUR WEBSITE AT
                                        WWW.COHENANDSTEERS.COM

       THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND, INCLUDING ALL CHARGES AND EXPENSES, AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

                       COHEN & STEERS REALTY SHARES, INC.

OFFICERS AND DIRECTORS                    KEY INFORMATION

Robert H. Steers                          INVESTMENT ADVISER
Director and Chairman                     Cohen & Steers Capital Management, Inc.
Martin Cohen                              757 Third Avenue
Director and President                    New York, NY 10017
Gregory C. Clark                          (212) 832-3232
Director
Bonnie Cohen                              FUND SUB-ADMINISTRATOR AND CUSTODIAN
Director                                  State Street Corp.
George Grossman                           225 Franklin Street
Director                                  Boston, MA 02110
Richard J. Norman
Director                                  TRANSFER AGENT
Willard H. Smith, Jr.                     Boston Financial Data Services, Inc.
Director                                  Two Heritage Drive
Adam Derechin                             North Quincy, MA 02171
Vice President and Assistant Treasurer    (800) 437-9912
Lawrence B. Stoller
Assistant Secretary                       LEGAL COUNSEL
                                          Simpson Thacher & Bartlett
                                          425 Lexington Avenue
                                          New York, NY 10017

                                          DISTRIBUTOR
                                          Cohen & Steers Securities, Inc.
                                          757 Third Avenue
                                          New York, NY 10017

                                          NASDAQ Symbol: CSRSX

                                          Website: www.cohenandsteers.com

                                          Net asset value (NAV) can be found in
                                          the daily mutual fund listings in the
                                          financial section of most major
                                          newspapers under Cohen & Steers.

                                          This report is authorized for delivery
                                          only to shareholders of Cohen & Steers
                                          Realty Shares, Inc. unless accompanied
                                          or preceded by the delivery of a
                                          currently effective prospectus setting
                                          forth details of the Fund. Past
                                          performance is of course no guarantee
                                          of future results and your investment
                                          may be worth more or less at the time
                                          you sell.

COHEN & STEERS
REALTY SHARES
757 THIRD AVENUE
NEW YORK, NY 10017




                                COHEN & STEERS
                                --------------
                                REALTY  SHARES


                          ------------------------

                                ANNUAL REPORT

                              DECEMBER 31, 2001


                          STATEMENT OF DIFFERENCES
                          ------------------------
The dagger symbol shall be expressed as.....................    'D'